UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2012

LIFEAPPS DIGITAL MEDIA INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174703	80-0671280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5752 Oberlin Drive, #106
San Diego, CA  92121
(Address of principal executive offices, including zip code)

(858) 952-5715
(Registrant’s telephone number, including area code)

Copy to:
Gottbetter & Partners, LLP
488 Madison Ave., 12th Fl.
New York, NY 10022
Attn: Adam S. Gottbetter, Esq.

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Change in Registrant's Certifying Accountant

On October 31, 2012, the Board of Directors of the Registrant (formerly known as Prime Time Travel, Inc.) dismissed Li & Company, P.C. (the “Former Accountant” or “Li & Company”) as the Registrant’s independent registered public accountant, and the Board of Directors approved the engagement of Eide Bailly LLP (the “New Accountant”) to serve as the Registrant’s independent registered public accountant for the Registrant’s third quarter ended September 30, 2012 and its fiscal year ending December 31, 2012. The New Accountant was engaged on October 31, 2012.

Li & Company issued its audit report on the financial statements of the Registrant for the year ended December 31, 2011 and for the period from November 23, 2010 (inception) through December 31, 2010.  Their report on the financial statements of the Registrant for the year ended December 31, 2011, included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, the audit report of Li & Company on the financial statements of the Registrant for the year ended December 31, 2011 and for the period from November 23, 2010 (inception) through December 31, 2010 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Registrant requested Li & Company to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter has been furnished and is filed herewith as Exhibit 16.1.

During the period of the Former Accountant’s engagement and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

•
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  The requested letter has been received from the former auditor and is filed with this Form 8-K as exhibit 16.1.

Item 9.01.    Financial Statements and Exhibits.

d)    Exhibits.

The following exhibit is filed as a part of this report:

Exhibit No.	Description

16.1	Letter, dated November 5, 2012, from Li & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeApps Digital Media Inc.

Date: November 5, 2012	By:	/s/ Arnold Tinter
	Name:	Arnold Tinter
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter, dated November 5, 2012, from Li & Company, P.C.